Share Class & Ticker	Class A AZIAX	Class C AZICX	Institutional AZIIX	Class P AZIPX	Class D AZIDX	Summary Prospectus April 1, 2014 (As Revised May 23, 2014)

AllianzGI Structured Alpha Fund*

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://us.allianzgi-literature.com/library/productDocuments. You can also get this information at no cost by calling 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus and SAI, each dated April 1, 2014, as further revised or supplemented from time to time.

*	Effective July 1, 2014, the AllianzGI Structured Alpha Fund (the “Fund”) will change its name to the “AllianzGI Structured Return Fund.” In connection with this change, changes to the Fund’s investment objective, principal investment strategies, management fee and operating expenses will also take effect, on July 1, 2014. Please see the Fund’s statutory prospectus for more information regarding these changes.

 Investment Objective

The Fund seeks to generate attractive risk-adjusted absolute returns through a complete market cycle.

 Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 245 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Institutional	None	None

Class P	None	None

Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	1.25%	0.25%	4.49%	5.99%	(4.09)%	1.90%

Class C	1.25	1.00	3.31	5.56	(2.91)	2.65

Institutional	1.25	None	3.04	4.29	(2.64)	1.65

Class P	1.25	None	3.37	4.62	(2.87)	1.75

Class D	1.25	0.25	3.44	4.94	(3.04)	1.90

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.
(2)	Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2015, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.90% for Class A shares, 2.65% for Class C shares, 1.65% for Institutional Class shares, 1.75% for Class P shares and 1.90% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$732	$1,888	$3,021	5,757	$732	$1,888	$3,021	$5,757

Class C	368	1,400	2,519	5,262	268	1,400	2,519	5,262

Institutional	168	1,061	1,967	4,288	168	1,061	1,967	4,288

Class P	178	1,136	2,100	4,545	178	1,136	2,100	4,545

Class D	193	1,212	2,233	4,789	193	1,212	2,233	4,789

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual

AllianzGI Structured Alpha Fund*

Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund invested primarily in short-term investments from its inception on December 3, 2012 through the end of its fiscal year on November 30, 2013, the Fund does not calculate a portfolio turnover rate for purposes of its Financial Highlights prepared under generally accepted accounting principles.

 Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing significantly in exchange-traded listed and FLEX U.S. equity and volatility index options, while holding cash and cash equivalents as collateral for option investments. Under normal market conditions, the Fund will hold the majority of its assets in cash and cash equivalents such as U.S. Treasury bills.

Using a portion of its cash and cash equivalents as collateral, the portfolio managers utilize a combination of proprietary models to construct paired option positions, or so-called “option spreads,” typically by buying and selling put options and call options on equity and volatility indexes such as the S&P 500 Index, SPX Volatility Index, Russell 2000 Index and NASDAQ 100. The Fund may buy and sell exchange-traded options and FLEX options (i.e., listed options that are traded on an exchange but with customized strike prices and expiration dates). The portfolio managers seek to create option-based “profit zones” that upon expiration of the combination of individual option positions that make up the option spread will capture positive payoffs if the level of the underlying index (or other instrument) ends up within the chosen “profit zone.” The Fund seeks to optimize spread positions and profit zones based on (a) targeted positive return potential, (b) structural risk protections, (c) collateral management, and (d) flexibility to restructure profit zones if necessary. The Fund intends to invest primarily in option spreads, consisting of 50 to 400 individual option positions, and may buy or sell put or call index options that are not paired as part of an option spread. The duration of individual option positions will normally range from 20 to 75 days at inception. The gross notional value of options held by the Fund may significantly exceed the current net asset value of the Fund at any time.

The Fund may invest in exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), including ETFs and ETNs that provide exposure to market volatility, either as an offset, an option or an addition to option-based trades. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

 Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 2 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares.

Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2013–03/31/2013	2.01%

Lowest 04/01/2013–06/30/2013	0.98%

Summary Prospectus

Average Annual Total Returns (for periods ended 12/31/13)

		Fund Inception
	1 Year	(12/3/12)

Class A — Before Taxes	0.34%	0.00%

Class A — After Taxes on Distributions	-1.01%	-1.24%

Class A — After Taxes on Distributions and Sale of Fund Shares	0.72%	-0.29%

Class C — Before Taxes	4.31%	4.54%

Institutional Class — Before Taxes	6.45%	5.65%

Class P — Before Taxes	6.31%	5.52%

Class D — Before Taxes	6.31%	5.52%

BofA Merrill Lynch 3-Month US T-Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.08%

Lipper Absolute Return Funds Average	3.99%	4.32%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

 Management of the Fund

Investment Manager
Allianz Global Investors Fund Management LLC

Sub-Adviser
Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products has managed the Fund since 2012.

Stephen G. Bond-Nelson, portfolio manager and director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and director, has managed the Fund since 2012.

 Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or, for Class A and Class C shares, directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), or, for Institutional Class, Class P and Class D shares, directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), each as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

 Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus

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